Exhibit 99.1

NextPlay Technologies Selected by DIG to Offer Fiat Payment and Banking
Services for its Blockchain-Powered NFT Game, Realms of Ethernity

SUNRISE, FL, & Burj Khalifa, Dubai, April 5, 2022 – NextPlay Technologies, Inc. (Nasdaq: NXTP), a digital business ecosystem for digital advertisers, consumers, video gamers and travelers, has entered into a preliminary agreement with Decentralised Investment Group (DIG), a leading global blockchain technology company, to develop and operate an exclusive fiat payment platform for DIG customers.

Upon execution of a definitive agreement, NextBank International, NextPlay’s global banking unit, would provide DIG customers with access to its Fintech platform, which would enable these customers to purchase and monetize DIG assets. This would initially include in-game assets from Realms of Ethernity (RoE), the world’s first MMORPG (massively multiplayer online role-playing games) game. Realms of Ethernity is a blockchain World of Warcraft-inspired virtual world filled with hundreds of immersive and action-packed play-to-earn games where developers and players can build, own and monetize their gaming experience offered by DIG’s subsidiary, XYZZY. XYZZY develops blockchain-powered games that allow players to acquire or earn real assets from their gameplay, such as NFT treasures and unique rewards with real world value.

The payment platform would allow customers to purchase and sell in-game assets using fiat currencies. NextBank would also offer bank accounts to DIG customers for their fiat deposits, subject to the customer passing NextBank compliance verification.

Todd Bonner, head of NextPlay’s Fintech division, stated: “As a pioneer in the technology space that builds, invests in and accelerates disruptive blockchain products and services, DIG is an ideal partner for expanding our NextBank services and revenue streams through international online banking. We also see the potential to eventually expand the scope of our engagement from XYZZY in-game assets to DIG’s other cryptocurrency platforms.”

NextBank plans to issue payment cards to DIG customers who have funded their bank accounts at NextBank. DIG also intends to market NextBank banking services to its customers worldwide.

The gaming market is expected to grow at a compound annual growth rate (CAGR) of nearly 9% to approximately $340 billion by 2027, with much of the revenue generated by in-game purchases. Typically, video game players can purchase in-game items, like skins, upgrades or rewards for use in the games they play, but do not actually own the items. However, the NextPlay/DIG solution would permit gamers to purchase an actual ownership interest in the items they acquire, thereby encouraging greater game play as well as resulting in additional game monetization for the developer.

“We see the decentralization of financial assets and transactions as the future, with this enabled by blockchain and crypto technology,” commented Haydn Snape, DIG’s global managing partner and CEO. “As part of this new world, we believe products that provide equitable, accessible, and trusted open systems will promote individual liberty and economic freedom across the globe. We have selected NextPlay as a partner to join us in this mission and help us provide an in-game experience that enables players to truly own real-world assets, with this made possible through NextBank’s unique banking technology and fiat payment platform.”

NextPlay and DIG are currently in the process of negotiating definitive agreements to formalize the relationship, which they hope to finalize in the near term, subject to completion of due diligence and satisfaction of market, regulatory and other customary closing conditions.

About DIG

Decentralised Investment Group (DIG) is a multinational blockchain technology conglomerate holding company headquartered in Dubai and committed to making impactful investments within blockchain. DIG seeks out exclusive investment opportunities within the metaverse space and turns them into industry-leading products aimed at disrupting the metaverse. Ultimately, DIG is a key player in the decentralised investment ecosystem, using blockchain solutions to revolutionize the industry and make it a more equitable place for all. For more information, visit decentralisedinvestment.group.

About XYZZY

XYZZY is a Miami-based metaverse gaming company, owned and powered by the Dubai-based multinational holding company Decentralised Investment Group (DIG), which is bringing together the world of gaming with the world of decentralised finance through revolutionary blockchain technology. With the development and launch of a number of notable and uber popular blockchain games like Realms of Ethernity (realmsofethernity.com) under its belt, as well as its expertise in NFT digital assets, virtual land, tokenized ownership and other crypto products, XYZZY has already proven itself to be a leader in the blockchain gaming space, bridging the virtual world with the physical world to disrupt the play-to-earn digital game ecosystem. For more information, visit www.xyzzy.ai.

About NextBank

NextBank is an International Financial Entity (IFE) operating under the laws of the Commonwealth of Puerto Rico. The bank is licensed under Act 273 by the Office of the Commissioner of Financial Institutions (OCIF). It offers concierge banking services and specialized lending products to successful entrepreneurs and companies. NextBank is a wholly owned subsidiary of NextPlay Technologies, Inc. (Nasdaq: NXTP). For more information, visit next.bank.

About NextPlay Technologies

NextPlay Technologies, Inc. (Nasdaq: NXTP) is a technology solutions company offering games, in-game advertising, crypto-banking, connected TV and travel booking services to consumers and corporations within a growing worldwide digital ecosystem. NextPlay’s engaging products and services utilize innovative AdTech, Artificial Intelligence and Fintech solutions to leverage the strengths and channels of its existing and acquired technologies. For more information about NextPlay Technologies, visit www.nextplaytechnologies.com, and follow us on Twitter @NextPlayTech and LinkedIn.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “intends,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties including, and not limited to, satisfactory completion of due diligence related to the proposed arrangements with DIG, followed by execution of definitive agreements governing the terms and conditions thereof; our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; current regulation governing digital currency activity is often unclear and is evolving; the future development and growth of digital currencies are subject to a variety of factors that are difficult to predict and evaluate, many of which are out of our control; the value of digital currency is volatile; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets and penalties we may incur in connection therewith; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our travel business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot and NextBank International (formerly IFEB); the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by NextPlay are detailed from time to time in NextPlay’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

SOURCE: NextPlay Technologies, Inc.

DIG Company Contact:

Jumana Al Darwish

VP of Communications

+971 58 568 7432

press@decentralisedinvestment.group

NextPlay Company Contact:

Richard Marshall

Director of Corporate Development

Tel: (954) 888-9779

Email: richard.marshall@nextplaytechnologies.com

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